UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2022

Invesco Senior Income Trust
NYSE: VVR

2	Managed Distribution Plan Disclosure

3	Management’s Discussion

3	Performance Summary

5	Long-Term Trust Performance

7	Supplemental Information

8	Dividend Reinvestment Plan

10	Consolidated Schedule of Investments

29	Consolidated Financial Statements

33	Consolidated Financial Highlights

34	Notes to Consolidated Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Distribution Notice

46	Tax Information

47	Additional Information

T-1	Trustees and Officers

Managed Distribution Plan Disclosure

On March 23, 2022, the Board of Trustees (the “Board”) of Invesco Senior Income Trust (the “Trust”) approved an amendment to the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share. Previously under the Plan, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. The effective date of the Plan is October 1, 2020.

The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.

The Trust will provide its shareholders of record on each distribution record date with a

Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

2	Invesco Senior Income Trust

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 28, 2022, Invesco Senior Income Trust (the Trust), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/21 to 2/28/22

Trust at NAV	8.11%
Trust at Market Value	12.30
Credit Suisse Leveraged Loan Index▼	3.24
Market Price Discount to NAV as of 2/28/22	-5.01

Source(s): ▼Bloomberg LP

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

  Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust

For the fiscal year ended February 28, 2022, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 3.24%.1 Prices briefly weakened in late November 2021 as investors first became aware of the highly transmissible coronavirus (COVID-19) Omicron variant and naturally eschewed risk assets of all stripes. However, concerns eased in December as consensus emerged that Omicron posed lower risk of severity and, thus, lowered the risk of lasting economic disruption. In late February, Russia’s invasion of Ukraine roiled investor sentiment and cast a shadow of uncertainty over markets. While loans did not entirely escape the resulting broad market volatility, loans did outperform other risk assets such as S&P 500, High Yield, Treasuries and High Grade for the first two months of 2022 and exhibited lower relative volatility.2

    Relative stability in loan prices was aided by highly supportive demand in technicals throughout the fiscal year. Demand from retail/institutional buyers and even more impactfully, from record collateralized loan obligation formations provided a steady bid for loan assets despite the choppy macro backdrop. Ascending interest rates remained at the forefront of market discussion amid rising inflation and an increasingly hawkish US Federal Reserve (the Fed) intent on managing inflation through tighter financial conditions. We believe rising rates would likely bode well for continued loan appetite among incomeoriented investors also seeking low interest rate sensitivity in the year ahead.

    Fundamentally speaking, we observed that company issuers continued to exhibit healthy balance sheets, still improving earnings and high accessibility to capital markets during the fiscal year. Collectively, these trends minimized restructuring activity in the syndicated loan market over the fiscal year. We expect much of this to continue in what we expect to be a fairly benign default backdrop going forward.

    During the fiscal year, the Trust employed leverage, which allowed us to enhance the Trust’s yield while keeping credit standards high as compared to the benchmark. As of the close of the fiscal year, leverage accounted for 19% of the Trust’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans typically does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    During the fiscal year ending February 28, 2022, QuarterNorth Energy, California Resources and Invictus Media contributed to the Trust’s performance as compared to the benchmark, while Telesat, Riverbed Technology and Diamond Sports detracted from returns. We exited our position in California Resources during the fiscal year.

    The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the base rate. Because senior loans generally have a very short duration due to its coupons or interest rates adjusting every 30 to 90 days as the base rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks.

    Looking ahead to what we anticipate will be a multi-year period of ascending interest rates, we believe that loans can continue to offer high-income with low-duration risk. If the case for loans at the start of 2021 was built on strong coupon plus upside potential from pandemic recovery, then we believe the case for loans in 2022 will be predicated upon strong coupon plus low-duration sensitivity. In our view, exposure to loans can help investors not only generate strong yields for their portfolios, but also provide insulation to what we believe to be one of the key macroeconomic risks in 2022 – that of potentially significant inflation that could force the Fed to raise rates sooner and with greater magnitude than expected. For this reason, we believe loans continue to merit a core role in investors’ portfolios.

    As always, we appreciate your continued participation in Invesco Senior Income Trust.

1	Source: Credit Suisse
2

Sources: Leveraged Commentary & Data (LCD); Bank of America Merrill Lynch as of February 28, 2022. The S&P/LSTA Leveraged Loan Index represents Loans, the S&P 500 Index represents Equities, the ICE BofA US High Yield Index represents High Yield, and the ICE BofA US Corporate Index represents Investment Grade.

3	Invesco Senior Income Trust

Portfolio manager(s):

Scott Baskind

Thomas Ewald

Philip Yarrow

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

4	Invesco Senior Income Trust

Your Trust’s Long-Term Performance

Results of a $10,000 Investment

Trust and index data from 2/29/12

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

5	Invesco Senior Income Trust

Average Annual Total Returns
As of 2/28/22
	NAV	Market
10 Years	6.23%	6.13%
5 Years	5.22	5.05
1 Year	8.11	12.30

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.

Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6	Invesco Senior Income Trust

Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment grade loans.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Senior Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV –you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

8	Invesco Senior Income Trust

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	1.47%
BB+	0.40
BB	0.77
BB-	6.97
B+	5.84
B	18.82
B-	20.30
CCC+	5.88
CCC	2.07
CCC-	0.61
CC	0.13
C	0.28
D	0.98
Non-Rated	29.47
Equity	6.01

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

% of total net assets

1. Keg Logistics, LLC	3.99%

2. Groundworks LLC	3.14

3. FDH Group Acquisition, Inc.	3.11

4. MB2 Dental Solutions, LLC	2.84

5. PrimeFlight Aviation Services, Inc.	2.80

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

9	Invesco Senior Income Trust

Consolidated Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests-136.13%(b)(c)
Aerospace & Defense-8.62%
Boeing Co., Revolver Loan (d)(e)	0.00%	10/30/2022		$16,085	$ 15,964,768
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	1,414	1,514,926
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.72%	04/08/2026		3,398	3,303,848
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.72%	04/08/2026		1,825	1,774,810
FDH Group Acquisition, Inc., Term Loan A (3 mo. USD LIBOR + 7.00%)(d)	8.00%	04/01/2024		22,235	21,790,642
Gogo Intermediate Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	04/30/2028		1,342	1,333,824
Greenrock Finance, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		2,201	2,189,266
IAP Worldwide Services, Inc. Revolver Loan (Acquired 07/22/2014-02/08/2019; Cost $1,794,337)(d)(e)(f)	0.00%	07/18/2023		1,794	1,794,337
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/18/2014-02/08/2019; Cost $1,747,907)(d)(f)	8.00%	07/18/2023		1,764	1,764,219
KKR Apple Bidco LLC First Lien Term Loan(g)	-	09/22/2028		99	98,057
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	6.25%	09/21/2029		384	387,372
Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028		1,377	1,371,071
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	02/01/2029		2,472	2,504,133
Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B(d)(g)	-	02/10/2029		740	739,675
Spirit AeroSystems, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	01/15/2025		1,870	1,866,881
TransDigm, Inc., Term Loan E (1 mo. USD LIBOR + 2.25%)	2.46%	05/30/2025		1,357	1,336,096
Vectra Co., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	3.46%	03/08/2025		787	748,642
					60,482,567

Air Transport-5.05%
AAdvantage Loyalty IP Ltd., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	04/20/2028		5,770	5,889,025
Air Canada (Canada), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	08/15/2028		2,237	2,230,493
American Airlines, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.96%	06/27/2025		2,121	2,038,632
eTraveli Group (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	677	754,630
PrimeFlight Aviation Services, Inc.
Delayed Draw Term Loan (1 mo. USD LIBOR + 6.25%)(d)	7.25%	05/09/2024		2,899	2,858,651
Incremental Delayed Draw Term Loan (1 mo. USD LIBOR + 6.25%)(d)	7.25%	05/09/2024		8,351	8,234,263
Term Loan (1 mo. USD LIBOR + 6.25%)(d)	7.25%	05/09/2024		8,698	8,575,953
United Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	04/21/2028		4,147	4,134,874
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		690	673,024
					35,389,545

Automotive-6.20%
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.00%	04/06/2028		4,005	3,987,577
BCA Marketplace (United Kingdom)
Second Lien Term Loan B (1 mo. GBP LIBOR + 7.50%)	7.94%	07/30/2029	GBP	800	1,069,146
Term Loan B (6 mo. GBP LIBOR + 4.75%)	5.11%	06/30/2028	GBP	305	404,508
DexKo Global, Inc.
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.75%)	3.88%	09/30/2028		138	136,166
Delayed Draw Term Loan(e)	0.00%	09/30/2028		25	25,329
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	09/30/2028		857	847,846
Driven Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)(d)	3.52%	11/20/2028		658	653,416
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	11/09/2027		2,561	2,526,280
Mavis Tire Express Services TopCo L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/01/2028		3,312	3,303,470
Muth Mirror Systems LLC
Revolver Loan(d)(e)	0.00%	04/23/2025		1,523	1,471,025
Term Loan (3 mo. USD LIBOR + 5.25%)(d)	6.25%	04/23/2025		17,541	16,944,371
PowerStop LLC, Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	01/24/2029		1,209	1,201,739
Project Boost Purchaser LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	06/01/2026		560	557,251

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive-(continued)
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.21%	05/22/2024		$690	$ 688,391
Transtar Industries, Inc. Delayed Draw Term Loan (Acquired 01/22/2021; Cost $1,116,680)(d)(e)(f)	0.00%	01/22/2027		1,136	1,141,599
Term Loan A (Acquired 01/22/2021; Cost $8,053,815)(d)(f)	8.00%	01/22/2027		8,193	8,234,193
Winter Park Intermediate, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	05/11/2028		303	300,305
					43,492,612

Beverage & Tobacco-2.66%
AI Aqua Merger Sub, Inc.
Delayed Draw Term Loan(g)	-	07/31/2028		594	590,043
Incremental Term Loan(g)	-	07/30/2028		2,612	2,596,191
Al Aqua Merger Sub, Inc.
Delayed Draw Term Loan(g)	-	06/18/2028		608	605,970
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	07/31/2028		8,517	8,483,580
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		1,035	965,371
City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	03/31/2028		2,708	2,566,020
Naked Juice LLC, Second Lien Term Loan(g)	-	01/20/2030		1,519	1,530,809
Waterlogic Holdings Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	08/04/2028		1,316	1,310,955
					18,648,939

Brokers, Dealers & Investment Houses-0.00%
AqGen Island Intermediate Holdings, Inc., Second Lien Term Loan B (g)	-	08/05/2029		39	39,399

Building & Development-1.27%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	2.71%	08/27/2025		296	289,647
Icebox Holdco III, Inc.
Delayed Draw Term Loan(e)	0.00%	12/15/2028		335	332,937
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.25%	12/21/2029		593	592,978
Term Loan B(g)	-	12/22/2028		1,620	1,609,195
LBM Holdings LLC, Term Loan(g)	-	12/17/2027		134	132,252
LHS Borrow LLC (Leaf Home Solutions), Term Loan B(d)(g)	-	02/17/2029		2,578	2,552,321
Mayfair Mall LLC, Term Loan(d)(g)	-	04/20/2023		1,183	1,082,210
Modulaire (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/08/2028	EUR	425	463,579
SRS Distribution, Inc., Incremental Term Loan(g)	-	06/04/2028		367	363,220
TAMKO Building Products LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.21%	05/29/2026		289	287,118
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	07/24/2024		1,195	1,194,276
					8,899,733

Business Equipment & Services-16.86%
Aegion Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	05/17/2028		856	858,411
AutoScout24 (Speedster Bidco GmbH) (Germany), Second Lien Term Loan (3 mo. EURIBOR + 6.00%)	6.00%	03/31/2028	EUR	259	288,038
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.00%	05/22/2024		1,696	1,695,722
Camelot Finance L.P., Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	10/30/2026		2,120	2,110,646
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (Acquired 02/15/2019-02/28/2022; Cost $632,351)(f)(h)	9.50%	08/15/2023		633	270,164
Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 02/15/2019-11/12/2020; Cost $401,725)(f)	8.50%	02/15/2023		420	384,198
Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	05/17/2028		1,303	1,296,065
Constant Contact
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	8.25%	02/15/2029		1,412	1,384,221
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	02/10/2028		773	766,888
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	7.43%	08/08/2026		106	105,265
Creation Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)(d)	6.00%	10/05/2028		1,371	1,355,877
CV Intermediate Holdco Corp.
Delayed Draw Term Loan(d)(g)	-	03/31/2026		7,987	7,906,412
Revolver Loan(d)(e)	0.00%	03/31/2026		1,177	1,165,426
Term Loan B (3 mo. USD LIBOR + 5.75%)(d)	6.75%	03/31/2026		7,887	7,807,627

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services-(continued)
Dakota Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		$2,312	$ 2,305,063
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	7.50%	04/07/2028		120	121,714
Dun & Bradstreet Corp. (The)
Incremental Term Loan B(g)	-	01/17/2029		792	783,121
Revolver Loan(d)(e)	0.00%	09/11/2025		3,577	3,254,735
Term Loan (1 mo. USD LIBOR + 3.25%)	3.46%	02/06/2026		481	476,467
Ensono L.P., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	05/19/2028		722	717,318
Garda World Security Corp. (Canada)
Incremental Term Loan(g)	-	02/11/2029		1,839	1,823,758
Term Loan (1 mo. USD LIBOR + 4.25%)	4.43%	10/30/2026		3,005	2,979,943
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	05/12/2028		5,152	5,097,339
Grandir (France)
Delayed Draw Term Loan(e)	0.00%	10/21/2028	EUR	65	71,933
Term Loan B-1(g)	-	10/21/2028	EUR	388	431,600
Holding Socotec (France), Term Loan B (1 mo. USD LIBOR + 4.25%)(d)	5.00%	06/30/2028		928	923,246
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	5.31%	06/23/2024	GBP	3,566	4,723,117
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	03/31/2028	EUR	82	91,088
Karman Buyer Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		4,527	4,487,935
Lamark Media Group LLC
Delayed Draw Term Loan(d)(e)	0.00%	10/14/2027		1,630	1,629,960
Revolver Loan (3 mo. USD LIBOR + 5.75%)(d)	3.31%	10/14/2027		489	484,098
Revolver Loan(d)(e)	0.00%	10/14/2027		598	591,675
Term Loan B (3 mo. USD LIBOR + 5.75%)(d)	5.96%	10/14/2027		7,606	7,530,413
Monitronics International, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)	8.75%	03/29/2024		8,614	7,236,718
Term Loan (1 mo. USD LIBOR + 5.00%)	7.50%	07/03/2024		5,209	5,234,748
NAS LLC
Incremental Term Loan (3 mo. USD LIBOR + 6.50%)(d)	7.50%	06/03/2024		3,422	3,439,094
Revolver Loan (3 mo. USD LIBOR + 5.50%)(d)	2.15%	06/01/2024		172	173,256
Revolver Loan(d)(e)	0.00%	06/01/2024		690	693,024
Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	06/03/2024		8,426	8,467,672
OCM System One Buyer CTB LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(d)	4.75%	03/02/2028		1,318	1,313,415
Orchid Merger Sub II LLC, Term Loan B(d)(g)	-	05/15/2027		3,205	3,092,478
Protect America, Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	3.12%	09/01/2024		2,704	2,582,730
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.25%	11/08/2024		566	565,211
Skillsoft Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	07/01/2028		1,627	1,629,472
Solera, Term Loan B (1 mo. GBP LIBOR + 5.25%)	5.70%	06/05/2028	GBP	416	552,812
Spin Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/04/2028		7,469	7,441,674
Sportradar Capital (Switzerland), Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	11/22/2027	EUR	391	432,569
Tempo Acquisition LLC, Term Loan B (SOFR + 3.00%)	3.50%	08/31/2028		1	245
Thermostat Purchaser III, Inc.
First Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 4.50%)(d)	5.25%	08/31/2028		39	38,746
First Lien Delayed Draw Term Loan(d)(e)	0.00%	08/31/2028		146	145,298
Term Loan B (1 mo. USD LIBOR + 4.50%)(d)	5.25%	08/30/2028		830	825,775
Thevelia (US) LLC, First Lien Term Loan B(g)	-	02/10/2029		1,473	1,458,703
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(d)	8.00%	03/20/2027		885	889,750
Verra Mobility Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.47%	03/19/2028		2,221	2,211,483
Virtusa Corp.
Incremental Term Loan B(g)	-	02/08/2029		1,703	1,689,334
Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028		1,195	1,181,717
WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	07/30/2028		1,051	1,047,299
					118,262,706

Cable & Satellite Television-4.22%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	2.99%	07/15/2025		469	458,491
Term Loan (3 mo. USD LIBOR + 2.75%)	2.99%	01/31/2026		218	212,555
Atlantic Broadband Finance LLC, Incremental Term Loan(g)	-	07/28/2028		149	147,396

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television-(continued)
CSC Holdings LLC
Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	2.44%	01/15/2026		$1	$ 1,262
Term Loan (3 mo. USD LIBOR + 2.25%)	2.44%	07/17/2025		10	9,631
Lightning Finco Ltd. (United Kingdom)
Term Loan B-1 (6 mo. USD LIBOR + 5.75%)(d)	6.50%	09/01/2028		17,301	16,954,519
Term Loan B-2 (6 mo. USD LIBOR + 5.75%)(d)	6.50%	09/01/2028		2,097	2,055,093
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	4.51%	08/14/2026		1,849	1,835,643
Term Loan B-12 (3 mo. USD LIBOR + 3.69%)	3.93%	01/31/2026		2,870	2,831,790
ORBCOMM, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	09/01/2028		683	678,929
Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	2.19%	04/30/2028		206	201,727
UPC - LG, Term Loan AX (1 mo. USD LIBOR + 3.00%)	3.19%	01/31/2029		1,201	1,189,170
Virgin Media 02 - LG (United Kingdom), Term Loan Q (1 mo. USD LIBOR + 3.25%)	3.44%	01/31/2029		3,037	3,016,724
					29,592,930

Chemicals & Plastics-3.67%
AkzoNobel Chemicals, Term Loan (3 mo. USD LIBOR + 3.00%)	3.21%	10/01/2025		94	93,106
Altadia (Spain), Term Loan B(g)	-	02/17/2029	EUR	328	361,469
Aruba Investments, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	11/24/2027		705	702,573
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028		1,365	1,365,119
Arxada (Switzerland)
Term Loan B(g)	-	07/02/2028	EUR	350	386,731
Term Loan B(g)	-	07/03/2028		232	231,385
Ascend Performance Materials Operations LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	08/27/2026		4,501	4,501,467
BASF Construction Chemicals (Germany), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.25%	09/29/2027		953	951,466
BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/31/2025	EUR	215	227,871
Caldic B.V. (Netherlands), Term Loan B(g)	-	02/04/2029		823	817,712
Charter NEX US, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		1,539	1,534,383
Colouroz Investment LLC (Germany)
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate(h)	0.75%	09/21/2023		1,671	1,658,303
PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate(h)	0.75%	09/21/2023		248	245,969
PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate(h)	0.75%	09/21/2023	EUR	398	440,777
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate(h)	5.75%	09/21/2024		42	41,359
Eastman Tire Additives, Term Loan B (1 mo. USD LIBOR + 5.25%)(d)	6.00%	11/01/2028		1,213	1,212,583
Fusion
Term Loan (1 mo. USD LIBOR + 6.50%)(d)	7.50%	12/30/2026		1,502	1,539,092
Term Loan B(d)(g)	-	02/01/2029		955	950,033
ICP Group Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/29/2027		1,569	1,521,861
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	12/29/2028		284	279,976
Lummus Technology, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.71%	06/30/2027		149	148,101
Perstorp Holding AB (Sweden), Term Loan B (3 mo. USD LIBOR + 4.75%)	4.91%	02/27/2026		2,075	2,075,132
Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/14/2027		719	717,661
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.00%	11/03/2025		1,944	1,933,094
W.R. Grace & Co., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	09/22/2028		1,806	1,801,674
					25,738,897

Clothing & Textiles-1.03%
ABG Intermediate Holdings 2 LLC
Second Lien Term Loan(g)	-	12/10/2029		796	801,006
Term Loan B-1(g)	-	01/31/2029		529	525,495
Term Loan B-2(g)	-	01/31/2029		3,375	3,350,033
Term Loan B-3(e)	0.00%	01/31/2029		529	525,495
BK LC Lux SPV S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	04/28/2028		236	234,112
Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/29/2027		225	223,264
International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	5.21%	05/01/2024		167	154,302
Mascot Bidco OYJ (Finland), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	1,247	1,392,002
					7,205,709

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Conglomerates-0.11%
CeramTec (Germany), Term Loan B (g)	-	01/19/2029	EUR	446	$ 495,590
Safe Fleet Holdings LLC, Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	02/02/2026		$264	262,876
					758,466

Containers & Glass Products-7.02%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.25%	03/11/2028		1,514	1,506,372
Brook & Whittle Holding Corp.
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.00%)	6.25%	12/05/2028		18	17,509
Delayed Draw Term Loan(e)	0.00%	12/05/2028		168	166,793
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.50%	12/05/2028		700	696,660
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	5.25%	03/29/2024		4,128	4,066,041
Hoffmaster Group, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		3,818	3,571,183
Keg Logistics LLC
Revolver Loan(d)(e)	0.00%	11/23/2027		2,266	2,231,947
Term Loan A (1 mo. USD LIBOR + 6.00%)(d)	7.00%	11/23/2027		26,118	25,726,150
Keter Group B.V. (Netherlands), Term Loan B-5(g)	-	10/01/2023	EUR	613	676,394
Klockner Pentaplast of America, Inc.
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/12/2026	EUR	540	566,227
Term Loan B (1 mo. USD LIBOR + 4.75%)	5.55%	02/12/2026		412	388,045
LABL, Inc.
Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	10/31/2028	EUR	909	1,017,203
Term Loan B (1 mo. USD LIBOR + 5.00%)	5.50%	10/31/2028		4,056	4,040,981
Libbey Glass, Inc., PIK Term Loan, 6.00% PIK Rate, 5.00% Cash Rate (Acquired 11/13/2020-01/13/2022; Cost $1,094,841)(f)(h)	6.00%	11/12/2025		1,220	1,266,825
Logoplaste (Portugal), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	07/07/2028		739	735,388
Mold-Rite Plastics LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(d)	4.25%	10/04/2028		628	621,230
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	7.50%	10/04/2029		409	403,054
Pretium Packaging
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/02/2028		1,227	1,215,617
Second Lien Term Loan B (1 mo. USD LIBOR + 6.75%)	7.25%	09/30/2029		325	324,319
					49,237,938

Cosmetics & Toiletries-0.55%
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	3.97%	08/11/2025		679	591,636
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.37%	04/05/2025		1,351	1,328,335
KDC/One (Canada), Term Loan (3 mo. EURIBOR + 5.00%)	5.00%	12/22/2025	EUR	179	199,734
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	06/29/2028	EUR	1,137	1,270,968
Wella, Term Loan B(g)	-	01/27/2029	EUR	423	468,558
					3,859,231

Drugs-0.54%
Bausch Health Americas, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	2.96%	11/27/2025		372	366,969
Endo LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	03/27/2028		3,257	3,158,085
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.21%	11/15/2027		19	18,446
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan (3 mo. USD LIBOR + 3.00%)	3.21%	06/02/2025		251	249,388
					3,792,888

Ecological Services & Equipment-3.94%
Anticimex (Sweden)
Incremental Term Loan B(d)(g)	-	11/16/2028		816	811,413
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.01%	07/21/2028		1,489	1,473,995
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/11/2025		829	822,220
Groundworks LLC
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(d)	6.00%	01/17/2026		5,357	5,348,360
First Lien Incremental Revover Loan(d)(e)	0.00%	01/17/2026		480	479,496
First Lien Incremental Term Loan (3 mo. USD LIBOR + 5.00%)(d)	6.00%	01/17/2026		12,163	12,142,127
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 5.00%)(d)	6.00%	01/17/2026		4,071	4,063,880

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Ecological Services & Equipment-(continued)
OGF (France), Term Loan B-2(g)	-	12/31/2025	EUR	326	$ 341,299
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(d)	4.75%	03/20/2025		$805	775,284
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	9.25%	11/02/2028		1,401	1,411,190
					27,669,264

Electronics & Electrical–12.32%
Altar BidCo, Inc., Second Lien Term Loan (SOFR + 5.60%)	6.10%	12/01/2029		393	394,301
Barracuda Networks, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		187	186,969
Boxer Parent Co., Inc., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/02/2025	EUR	36	39,453
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.21%	04/18/2025		933	930,902
CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	01/01/2028		1,656	1,635,033
Delta Topco, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		3,837	3,815,554
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.00%	12/01/2028		594	593,260
Devoteam (Castillon S.A.S. - Bidco) (France), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	12/09/2027	EUR	542	606,403
Digi International, Inc., Term Loan B(g)	-	12/01/2028		1,868	1,870,527
E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	02/04/2028		861	855,372
Emerald Technologies AcquisitionCo, Inc., Term Loan B(d)(g)	-	12/29/2027		381	380,403
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.21%	05/06/2026		1,624	1,606,497
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		774	764,660
Forcepoint, Term Loan (1 mo. USD LIBOR + 4.50%)	5.00%	01/07/2028		1,572	1,565,954
Hyland Software, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	07/01/2024		692	690,202
Second Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.00%	07/07/2025		334	336,502
Imperva, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		1,649	1,651,866
Term Loan(g)	-	01/10/2026		499	496,718
Infinite Electronics, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	7.51%	03/02/2029		514	513,947
Learning Pool (United Kingdom)
Term Loan (3 mo. GBP LIBOR + 6.00%) (Acquired 01/07/2022; Cost $781,588)(d)(f)	6.28%	08/17/2028	GBP	583	771,043
Term Loan 2 (3 mo. GBP LIBOR + 6.00%) (Acquired 01/07/2022; Cost $759,567)(d)(f)	6.75%	08/17/2028		771	759,375
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.89%	08/28/2027		6,377	6,282,371
Marcel Bidco LLC, Incremental Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.75%	12/31/2027		154	153,219
Mavenir Systems, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.25%	08/13/2028		2,030	2,015,204
Maverick Bidco, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	05/18/2028		789	789,863
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	7.50%	05/18/2029		85	85,724
McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	07/27/2029		1,066	1,057,065
Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	07/27/2028		3,640	3,611,893
McAfee LLC
First Lien Term Loan B(g)	-	02/03/2029		6,593	6,513,686
Term Loan B(g)	-	02/02/2029	EUR	925	1,026,325
Mediaocean LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	12/15/2028		1,296	1,290,322
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%)	7.25%	04/29/2026		3,798	3,718,729
Native Instruments (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(d)	6.25%	03/03/2028	EUR	1,541	1,701,469
Oberthur Tech (France), Term Loan B-4 (3 mo. EURIBOR + 4.50%) (Acquired 07/23/2021; Cost $311,758)(f)	4.50%	01/10/2026	EUR	265	296,394
Oberthur Technologies of America Corp., Term Loan B (1 mo. USD LIBOR + 4.50%) (Acquired 04/01/2021-09/14/2021; Cost $2,248,353)(f)	5.25%	01/09/2026		2,266	2,256,492
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		805	799,945
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		6,214	6,151,103
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	5.25%	01/02/2025		1,989	1,979,303
Project Leopard Holdings, Inc.
Incremental Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		2,644	2,641,196
Term Loan (3 mo. USD LIBOR + 4.75%)	5.75%	07/05/2024		670	668,731

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical-(continued)
Quest Software US Holdings, Inc.
Second Lien Term Loan	0.00%	01/20/2030		$258	$ 253,649
Term Loan B(g)	-	01/19/2029		4,925	4,862,307
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	04/24/2028		686	679,460
Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.21%	05/29/2026		577	575,976
Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 7.00% Cash Rate (Acquired 12/06/2021-12/31/2021; Cost $6,716,148)(f)(h)	2.00%	12/08/2026		5,379	4,957,497
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.71%	10/31/2025		2,375	2,366,194
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	8.21%	11/02/2026		289	288,159
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.75%	03/03/2028		555	553,107
SonicWall U.S. Holdings, Inc., Term Loan(g)	-	05/16/2025		143	142,144
Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.96%	05/04/2026		2,579	2,564,638
Second Lien Term Loan (1 mo. USD LIBOR + 5.25%)	5.75%	05/03/2027		294	293,768
UST Holdings Ltd., Term Loan B(g)	-	10/15/2028		1,313	1,300,375
Veritas US, Inc.
Term Loan B (3 mo. EURIBOR + 4.75%)	5.75%	09/01/2025	EUR	746	836,673
Term Loan B (1 mo. USD LIBOR + 5.00%)	6.00%	09/01/2025		1,532	1,515,022
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)	5.75%	02/18/2027		1,689	1,690,762
					86,383,706

Financial Intermediaries-0.73%
Alter Domus (Participations S.a.r.l.) (Luxembourg), Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/17/2028		646	639,311
AssuredPartners, Inc., Incremental Term Loan(g)	-	02/13/2027		310	306,171
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	04/07/2028		1,359	1,350,493
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.96%	07/20/2026		193	192,796
GEO Group, Inc. (The), Term Loan (3 mo. USD LIBOR + 2.00%)	2.75%	03/22/2024		540	500,682
LendingTree, Inc., First Lien Term Loan B(e)	0.00%	09/15/2028		1,404	1,405,331
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)(d)	4.75%	10/26/2025		196	195,939
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.49%	02/18/2027		562	561,230
					5,151,953

Food Products-4.92%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	12/18/2026		1,484	1,484,938
Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France), First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/15/2027	EUR	495	529,292
BrightPet
Delayed Draw Term Loan(d)(e)	0.00%	10/05/2026		1,127	1,130,548
Incremental Term Loan B (3 mo. USD LIBOR + 6.25%)(d)	7.25%	10/05/2026		3,968	3,981,756
Revolver Loan (3 mo. USD LIBOR + 6.25%)(d)	5.73%	10/05/2026		1,058	1,061,493
Revolver Loan(d)(e)	0.00%	10/05/2026		307	308,176
Term Loan B (3 mo. USD LIBOR + 6.25%)(d)	7.25%	10/05/2026		3,904	3,917,350
Florida Food Products LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	10/18/2028		5,372	5,264,255
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.75%	10/08/2029		1,133	1,103,015
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		153	151,476
Term Loan (3 mo. USD LIBOR + 3.69%)	3.90%	05/23/2025		22	21,308
Panzani/Pimente (France), Term Loan B(g)	-	12/02/2028	EUR	342	381,621
Shearer’s Foods LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	09/22/2028		198	197,253
Teasdale Foods, Inc., Term Loan B (3 mo. USD LIBOR + 7.00%)(d)	7.00%	12/18/2025		15,241	13,978,135
Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B (1 mo. GBP LIBOR + 5.05%)	5.14%	06/28/2028	GBP	745	986,926
					34,497,542

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service-0.68%
Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	4.22%	02/06/2025		$872	$ 864,372
Term Loan (1 mo. USD LIBOR + 4.25%)	4.75%	03/31/2026		541	539,607
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.22%	02/06/2025		700	693,908
Financiere Pax S.A.S., Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/01/2026	EUR	2,172	2,249,433
NPC International, Inc., Second Lien Term Loan(i)(j)	1.00%	04/18/2025		300	6,005
Weight Watchers International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/13/2028		454	407,392
					4,760,717

Health Care-8.86%
Acacium (United Kingdom)
Term Loan (1 mo. GBP LIBOR + 5.70%)	5.70%	05/19/2028	GBP	516	687,733
Term Loan(d)(g)	-	06/08/2028		1,161	1,149,121
Ascend Learning LLC, Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	6.25%	12/10/2029		786	787,102
athenahealth, Inc.
Delayed Draw Term Loan B(e)	0.00%	02/15/2029		1,081	1,072,995
Term Loan B(g)	-	01/26/2029		6,381	6,330,668
Cerba (Chrome Bidco) (France), Term Loan(g)	-	02/14/2029	EUR	472	524,856
Cheplapharm Arzneimittel GmbH (Germany), Term Loan B(g)	-	11/02/2029	EUR	593	657,669
Curium BidCo S.a.r.l. (Luxembourg), Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/02/2027		1,225	1,218,496
Ethypharm (France), Term Loan B (1 mo. GBP LIBOR + 4.77%)	4.77%	04/17/2028	GBP	649	834,674
Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		1,766	1,767,097
Femur Buyer, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.72%	03/05/2026		69	64,751
Gainwell Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027		1,976	1,969,481
Global Healthcare Exchange LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	06/28/2024		585	582,358
Global Medical Response, Inc.
Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	03/14/2025		599	596,763
Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	10/02/2025		2,533	2,524,131
Inovie Group Bidco (Labosud) (France), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	03/03/2028	EUR	859	954,073
International SOS L.P., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	4.25%	09/07/2028		1,030	1,028,444
MB2 Dental Solutions LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	01/29/2027		8,768	8,776,447
Delayed Draw Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.00%	01/29/2027		2,937	2,939,363
Term Loan B (3 mo. USD LIBOR + 6.00%)(d)	7.00%	01/29/2027		8,166	8,173,281
MedAssets Software Intermediate Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	11/19/2028		2,065	2,055,045
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.25%	11/22/2029		775	768,317
MJH Healthcare Holdings LLC, Term Loan B(d)(g)	-	01/25/2029		869	863,640
Nemera (Financiere N BidCo) (France), Incremental Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/22/2026	EUR	132	146,295
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany) Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	12/15/2027	EUR	232	259,475
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	12/15/2027	EUR	134	149,884
Nidda Healthcare Holding AG (Germany), Term Loan F (SONIA + 4.50%)	4.95%	08/21/2026	GBP	480	628,069
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	06/30/2025		387	385,078
Packaging Coordinators Midco, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	11/30/2027		317	315,493
Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	4.75%	10/15/2027		2,863	2,858,288
Sharp Midco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.50%	12/15/2028		669	666,621
Stamina BidCo B.V. (Netherlands), Term Loan B(g)	-	11/02/2028	EUR	235	262,591
Summit Behavioral Healthcare LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(d)	5.50%	11/24/2028		2,533	2,485,283
TTF Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)(d)	5.00%	03/31/2028		984	981,649
Unified Womens Healthcare L.P., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/17/2027		2,414	2,409,336
Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.21%	08/27/2025		1,180	1,178,084
Waystar, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.21%	10/23/2026		877	874,593
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028		933	931,083
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029		402	401,018
WP CityMD Bidco LLC, First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	12/22/2028		866	860,388
					62,119,733

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings-2.24%
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	11/29/2024	EUR	517	$ 431,343
Hunter Douglas, Inc.
First Lien Term Loan(g)	-	02/09/2029		$2,472	2,451,540
First Lien Term Loan(g)	-	02/09/2029	EUR	2,512	2,799,407
Mattress Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.25%) (Acquired 09/22/2021-12/09/2021; Cost $2,710,457)(f)	5.00%	09/30/2028		2,736	2,717,076
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	7.69%	08/10/2023		1,183	1,193,512
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		2,913	2,810,394
SIWF Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/16/2028		2,563	2,492,140
VC GB Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.25%	07/01/2029		530	517,135
Weber-Stephen Products LLC, Incremental Term Loan(d)(g)	-	10/30/2027		90	87,593
Webster-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	10/30/2027		211	205,611
					15,705,751

Industrial Equipment-5.68%
Apex Tool Group LLC, Term Loan B (g)	-	02/08/2029		1,558	1,554,253
Brush (United Kingdom)
Term Loan (3 mo. EURIBOR + 7.00%)(d)	7.00%	06/09/2028	EUR	5,918	6,493,791
Term Loan A (1 mo. GBP LIBOR + 7.05%)(d)	7.25%	06/09/2028	GBP	5,092	6,694,504
CIRCOR International, Inc., Term Loan(g)	-	12/20/2028		1,438	1,430,249
Crosby US Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.75%)	4.91%	06/27/2026		484	481,747
Delachaux Group S.A. (France), Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	4.80%	04/16/2026		513	508,727
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	12/16/2027		1,125	1,119,664
Engineered Machinery Holdings, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	05/19/2028		1,189	1,186,942
Second Lien Incremental Term Loan (1 mo. USD LIBOR + 6.00%)	6.75%	05/21/2029		195	195,924
Kantar (United Kingdom)
Revolver Loan(d)(e)	0.00%	06/04/2026		3,000	2,760,000
Term Loan B (1 mo. USD LIBOR + 5.00%)	5.18%	12/04/2026		2,441	2,433,772
Term Loan B-2 (1 mo. USD LIBOR + 4.50%)	5.25%	12/04/2026		1,295	1,289,967
Madison IAQ LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/21/2028		2,789	2,749,803
MX Holdings US, Inc., Term Loan B-1-C (3 mo. USD LIBOR + 2.50%)	3.25%	07/31/2025		179	178,288
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	03/08/2025		1,466	1,438,436
Platin2025 Holdings S.a r.l. (Germany), Term Loan B(g)	-	11/19/2028	EUR	1,642	1,828,925
Robertshaw US Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.00%	02/28/2026		535	420,992
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.21%	08/14/2026		1,278	1,273,548
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	07/31/2027		4,610	4,584,868
Victory Buyer LLC
Second Lien Term Loan B(d)(g)	-	11/15/2029		315	312,223
Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	4.25%	11/15/2028		879	874,602
					39,811,225

Insurance-1.21%
Acrisure LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	3.72%	02/15/2027		2,105	2,075,522
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.25%	02/15/2027		1,037	1,026,321
Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	4.75%	02/15/2027		1,443	1,432,081
Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	3.46%	05/09/2025		113	112,173
Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	11/06/2027		1,815	1,802,920
HUB International Ltd., Term Loan (1 mo. USD LIBOR + 2.75%)	3.02%	04/25/2025		310	307,768
Sedgwick Claims Management Services, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	3.46%	12/31/2025		882	872,307
USI, Inc.
Term Loan (3 mo. USD LIBOR + 3.00%)	3.22%	05/16/2024		308	305,186
Term Loan (1 mo. USD LIBOR + 3.25%)	3.47%	12/02/2026		533	528,610
					8,462,888

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies-10.22%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		$1,116	$ 1,108,420
AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	3.12%	04/22/2026		5,342	4,859,233
Carnival Corp.
Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	10/18/2028		6,812	6,746,300
Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	06/30/2025		678	671,150
Crown Finance US, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 8.25%)	9.25%	05/23/2024		773	823,034
Revolver Loan (3 mo. USD LIBOR + 3.00%)	0.50%	03/02/2023		1,018	850,321
Revolver Loan (3 mo. USD LIBOR + 5.00%)	6.00%	05/23/2024		949	918,350
Revolver Loan(e)	0.00%	03/02/2023		19	15,539
Term Loan (3 mo. EURIBOR + 2.63%)	2.63%	02/28/2025	EUR	644	561,959
Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025		5,399	4,195,570
Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	09/30/2026		2,781	2,103,052
Term Loan B-1 (3 mo. USD LIBOR + 7.00%)	7.00%	05/23/2024		4,967	5,888,194
Dorna Sports S.L. (Spain)
Term Loan B (Acquired 02/03/2022; Cost $928,937)(f)(g)	-	02/03/2029	EUR	815	905,224
Term Loan B-2 (3 mo. USD LIBOR + 3.00%) (Acquired 03/21/2017-01/28/2021; Cost $2,268,829)(f)	3.22%	04/12/2024		2,323	2,322,874
Eagle Midco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 4.25%)	4.98%	03/10/2028	GBP	404	537,383
Entertainment, Inc., Term Loan B-4	2.00%	10/17/2026		1	412
Fender Musical Instruments Corp., Term Loan B (SOFR + 4.00%)(d)	4.50%	11/17/2028		655	653,025
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	04/18/2025		1,346	1,256,943
Fugue Finance B.V., Incremental Term Loan (3 mo. EURIBOR + 3.25%)	3.25%	08/30/2024	EUR	450	497,924
Hornblower Holdings LLC, Term Loan(g)	-	11/25/2025		533	553,180
Invictus Media S.L.U. (Spain)
Second Lien Term Loan (Acquired 05/17/2021-06/28/2021; Cost $2,543,320)(f)(j)	7.50%	12/26/2025	EUR	2,962	2,905,748
Term Loan A-1 (Acquired 05/18/2021-06/28/2021; Cost $1,667,388)(f)(j)	4.25%	06/26/2024	EUR	1,466	1,623,014
Term Loan A-2 (Acquired 05/18/2021-06/28/2021; Cost $1,056,578)(f)(j)	5.25%	06/26/2024	EUR	920	1,018,448
Term Loan B-1 (Acquired 05/31/2018-05/27/2021; Cost $2,542,784)(f)(j)	4.75%	06/26/2025	EUR	2,234	2,472,371
Term Loan B-2 (Acquired 05/31/2018-06/28/2021; Cost $1,535,975)(f)(j)	4.75%	06/26/2025	EUR	1,349	1,492,922
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom)
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.47%	11/12/2026		335	329,866
Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.47%	11/12/2026		40	39,085
Parques Reunidos (Spain)
Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)	7.50%	09/17/2026	EUR	944	1,064,696
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	09/16/2026	EUR	1,516	1,660,124
Royal Caribbean Cruises
Revolver Loan(e)	0.00%	10/12/2022		2,217	2,176,483
Revolver Loan(e)	0.00%	04/05/2024		4,153	3,825,810
Revolver Loan(d)(e)	0.00%	04/12/2024		1,098	1,018,615
Term Loan(g)	-	04/05/2022		1,055	1,049,467
Sabre GLBL, Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.00%	12/17/2027		86	84,730
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	4.00%	12/17/2027		54	53,153
Scenic (Columbus Capital B.V.) (Australia), Term Loan B(g)	-	02/27/2027	EUR	1,000	1,052,769
SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	08/25/2028		862	851,210
Six Flags Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.96%	04/17/2026		111	108,713
USF S&H Holdco LLC
Term Loan A (3 mo. USD LIBOR + 15.00%)(d)	15.13%	06/30/2025		596	595,826
Term Loan A(d)(e)	0.00%	06/30/2025		895	894,923
Term Loan B (3 mo. USD LIBOR + 3.00%)(d)	3.00%	06/30/2025		10,008	9,456,959
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	2,345	2,452,091
					71,695,110

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos-4.61%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	5.50%	02/02/2026		$1,979	$ 1,968,642
Term Loan (1 mo. USD LIBOR + 3.75%)	3.96%	02/01/2026		2,139	2,089,318
B&B Hotels S.A.S. (France)
Second Lien Term Loan A-1 (3 mo. EURIBOR + 8.50%)	8.50%	07/31/2027	EUR	659	704,845
Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	3,014	3,257,763
Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.50%	07/31/2026	EUR	697	780,086
Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	10/02/2028		3,948	3,927,966
Caesars Resort Collection LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	3.71%	07/21/2025		1,445	1,439,982
Fertitta Entertainment LLC, Term Loan (SOFR + 4.00%)	4.50%	01/31/2029		391	389,430
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	4,860	5,040,096
Term Loan C (3 mo. EURIBOR + 4.50%)	4.50%	09/12/2027	EUR	1,879	1,951,735
Term Loan D (3 mo. EURIBOR + 5.50%)	5.50%	09/12/2027	EUR	6,961	7,306,965
PCI Gaming Authority, Term Loan B (3 mo. USD LIBOR + 2.50%)	2.71%	05/29/2026		101	100,021
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.96%	08/14/2024		148	147,410
Scientific Games Lottery
Term Loan B(g)	-	01/31/2029	EUR	471	525,119
Term Loan B(g)	-	02/04/2029		2,722	2,708,030
					32,337,408

Nonferrous Metals & Minerals-1.25%
American Rock Salt Co. LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	8.00%	06/11/2029		101	101,054
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	06/09/2028		1,339	1,342,436
Corialis Group Ltd. (United Kingdom), Term Loan B (1 mo. GBP LIBOR + 4.40%)	4.64%	05/24/2028	GBP	193	253,967
Covia Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	07/31/2026		786	779,764
Form Technologies LLC
Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	07/19/2025		2,277	2,271,691
Term Loan (1 mo. USD LIBOR + 9.00%)(d)	10.00%	10/22/2025		1,144	1,158,184
Kissner Group, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	03/16/2027		2,875	2,835,652
					8,742,748

Oil & Gas-3.42%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.16%	05/21/2025		3,294	3,254,830
Glass Mountain Pipeline Holdings LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	10/28/2027		246	218,896
Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	7.75%	08/25/2026		2,508	2,329,942
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%) (Acquired 07/02/2018-10/02/2018; Cost $3,292,263)(f)	7.00%	07/02/2023		1,606	1,557,900
McDermott International Ltd. LOC(e)	0.00%	06/30/2024		3,645	3,006,715
LOC (1 mo. USD LIBOR + 4.00%) (Acquired 12/31/2020; Cost $1,602,817)(d)(f)	4.09%	06/30/2024		1,620	1,352,382
PIK Term Loan, 3.00% PIK Rate, 1.21% Cash Rate (Acquired 04/04/2018-02/28/2022; Cost $1,638,000)(f)(h)	3.00%	06/30/2025		833	399,104
Term Loan (1 mo. USD LIBOR + 3.00%) (Acquired 06/30/2020; Cost $162,520)(d)(f)	3.21%	06/30/2024		160	99,664
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(d)(g)	-	07/18/2022		8	0
Petroleum GEO-Services ASA (Norway), Term Loan (1 mo. USD LIBOR + 7.50%)	7.72%	03/19/2024		7,059	6,149,965
QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021; Cost $4,270,034)(f)	9.00%	08/27/2026		4,350	4,382,580
Southcross Energy Partners L.P., Revolver Loan(e)	0.00%	01/31/2025		70	68,420
TransMontaigne Partners LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	10/30/2028		1,193	1,182,631
					24,003,029

Publishing–3.64%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	08/12/2028		1,842	1,825,941
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	06/29/2026		4,520	4,519,902
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.80%	08/21/2026		5,676	5,578,402
Dotdash Meredith, Inc., Term Loan B (SOFR + 4.00%)	4.50%	11/25/2028		4,250	4,233,654

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Publishing-(continued)
McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.26%	07/30/2028		$5,440	$ 5,395,696
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		3,985	3,963,963
					25,517,558

Radio & Television-0.58%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.50%	08/24/2026		2,143	813,483
E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	01/07/2028		798	794,970
Gray Television, Inc.
Term Loan C (3 mo. USD LIBOR + 2.50%)	2.61%	01/02/2026		22	21,814
Term Loan D (1 mo. USD LIBOR + 3.00%)	3.11%	12/01/2028		178	176,774
Sinclair Television Group, Inc.
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.71%	09/30/2026		556	533,384
Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	3.21%	04/01/2028		1,430	1,383,945
Univision Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	05/05/2028		358	354,780
					4,079,150

Retailers (except Food & Drug)-2.95%
Bass Pro Group LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	4.50%	03/06/2028		5,502	5,482,678
Claire’s Stores, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	6.71%	12/18/2026		798	792,041
CNT Holdings I Corp. (1-800 Contacts)
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	11/08/2027		1,196	1,191,717
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	11/06/2028		665	664,135
Kirk Beauty One GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	358	390,612
Term Loan B-2 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	206	224,942
Term Loan B-3 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	295	322,735
Term Loan B-4 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	632	689,889
Term Loan B-5 (3 mo. EURIBOR + 5.50%)	5.50%	04/08/2026	EUR	140	153,500
Petco Animal Supplies, Inc., First Lien Term loan (1 mo. USD LIBOR + 3.25%)	4.00%	03/02/2028		1,011	1,005,542
PetSmart, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028		7,870	7,841,459
Savers, Inc., Term Loan B (1 mo. USD LIBOR + 5.50%)	6.25%	04/21/2028		1,921	1,911,588
					20,670,838

Surface Transport-1.82%
American Trailer World Corp., First Lien Term Loan (SOFR + 3.75%)	4.50%	03/03/2028		3,493	3,441,288
ASP LS Acquisition Corp., Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.25%	05/07/2028		590	589,168
Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	09/30/2028		1,025	1,023,537
Daseke Cos., Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	03/09/2028		470	468,027
First Student Bidco, Inc.
Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	07/21/2028		341	336,578
Term Loan C (1 mo. USD LIBOR + 3.00%)	3.50%	07/21/2028		126	124,240
Hurtigruten (Explorer II AS) (Norway)
Term Loan B (3 mo. EURIBOR + 3.50%)	4.00%	02/24/2025	EUR	3,127	3,260,036
Term Loan C(g)	-	06/16/2023	EUR	1,000	1,122,943
Novae LLC
Delayed Draw Term Loan(e)	0.00%	02/03/2029		348	346,406
Term Loan B (SOFR + 5.00%)	5.22%	02/03/2029		1,219	1,212,423
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		841	828,392
					12,753,038

Telecommunications–6.44%
Avaya, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	4.44%	12/15/2027		355	352,305
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	4.19%	12/15/2027		1,533	1,520,089
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		716	710,066
CCI Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/13/2027		6,213	6,156,885
Cincinnati Bell, Inc., Term Loan B-2 (SOFR + 3.25%)	3.75%	11/17/2028		35	34,890
Colorado Buyer, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	05/01/2024		2,263	2,240,113
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		6	6,365

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Telecommunications-(continued)
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.50%	04/27/2027		$1,379	$ 1,384,844
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	11/12/2027		203	202,191
Frontier Communications Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028		2,245	2,233,363
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026		2,128	2,103,792
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B(g)	-	01/27/2029		8,702	8,593,201
Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.25%	11/04/2026		41	40,505
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.96%	03/01/2027		61	59,214
MLN US HoldCo LLC
First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.61%	11/30/2025		3,844	3,734,662
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	8.86%	11/30/2026		3,039	2,811,113
Radiate Holdco LLC, Term Loan B(g)	-	09/25/2026		1,821	1,803,920
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.96%	12/07/2026		3,676	2,650,112
T-Mobile Nertherlands (Netherlands), Term Loan(g)	-	11/19/2028	EUR	1,236	1,377,960
U.S. Telepacific Corp. (3 mo. USD LIBOR + 9.25%)(d)	9.25%	05/01/2026		3,045	2,244,235
ViaSat, Inc., First Lien Term Loan B(d)(g)	-	02/23/2029		1,218	1,198,334
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027		3,681	3,680,264
					45,138,423

Utilities-2.82%
AI Alpine US Bidco, Inc., Term Loan B	0.00%	10/31/2025	EUR	575	641,080
APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	05/14/2027		1,034	1,036,633
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025		4,412	2,927,699
Generation Bridge LLC
Term Loan B (1 mo. USD LIBOR + 5.00%)(d)	5.75%	12/01/2028		1,318	1,319,124
Term Loan C (1 mo. USD LIBOR + 5.00%)(d)	5.75%	12/01/2028		28	27,482
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	11/09/2026		3,542	3,382,647
Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026		2,602	1,713,982
Lightstone Holdco LLC
Term Loan B (3 mo. USD LIBOR + 3.75%) (Acquired 02/07/2018-08/31/2018; Cost $3,583,329)(f)	4.75%	01/30/2024		3,550	2,978,864
Term Loan C (3 mo. USD LIBOR + 3.75%) (Acquired 02/07/2018; Cost $202,591)(f)	4.75%	01/30/2024		200	168,013
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024		2,081	1,754,367
Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	06/23/2028		1,674	1,654,127
Urbaser (Spain), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/23/2028	EUR	1,175	1,317,118
USIC Holding, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.25%	05/07/2029		301	300,741
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	05/12/2028		561	553,714
					19,775,591
Total Variable Rate Senior Loan Interests (Cost $971,362,993)					954,677,232

			Shares
Common Stocks & Other Equity Interests-8.52%(k)
Aerospace & Defense-0.94%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-02/08/2019; Cost $593,748)(d)(f)				320	6,569,622

Automotive-0.00%
ThermaSys Corp.				881,784	26,454

Building & Development-0.00%
Lake at Las Vegas Joint Venture LLC, Class A(d)				780	0
Lake at Las Vegas Joint Venture LLC, Class B(d)				9	0
					0

Business Equipment & Services-1.01%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $2,582,374)(f)				7,731	6,281
My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $5,861,907)(d)(f)				44,397	7,081,355
					7,087,636

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Income Trust

	Shares	Value
Containers & Glass Products-0.02%
Libbey Glass, Inc. (Acquired 11/13/2020-02/10/2022; Cost $54,042)(d)(f)	13,083	$ 150,455

Electronics & Electrical-0.04%
Riverbed Technology, Inc.	30,527	301,454

Financial Intermediaries-0.00%
RJO Holdings Corp.(d)	1,481	1,481
RJO Holdings Corp., Class A(d)	1,142	1,142
RJO Holdings Corp., Class B(d)	1,667	17
		2,640

Health Care-0.02%
Envigo RMS Holding Corp.(d)(g)	5,797	145,554

Industrial Equipment-0.11%
North American Lifting Holdings, Inc.	44,777	778,000

Leisure Goods, Activities & Movies-1.28%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(f)	240,479	59,036
USF S&H Holdco LLC(d)(l)	9,844	8,923,516
		8,982,552

Lodging & Casinos-0.70%
Bally’s Corp.(m)	120,357	4,335,259
Caesars Entertainment, Inc.(m)	7,110	598,591
		4,933,850

Oil & Gas-3.15%
Aquadrill LLC(d)	80,251	3,069,601
HGIM Corp. (Acquired 07/02/2018-08/31/2021; Cost $965,010)(f)	10,815	81,112
HGIM Corp., Wts., expiring 07/02/2043 (Acquired 07/02/2018; Cost $611,987)(f)	6,859	51,442
McDermott International Ltd. (Acquired 04/04/2018-05/03/2019; Cost $3,185,590)(f)(m)	352,986	217,969
McDermott International Ltd. (Acquired 12/30/2020; Cost $533,025)(d)(f)	1,066,050	658,286
NexTier Oilfield Solutions, Inc.(m)	42,011	334,407
Noble Corp.(m)	1,375	35,489
Paragon Offshore Finance Co., Class B(d)	1,154	9,013
QuarterNorth Energy, Inc. (Acquired 06/02/2021-08/27/2021; Cost $5,330,221)(f)	82,322	10,084,445
QuarterNorth Energy, Inc., Wts., expiring 08/27/2028 (Acquired 08/27/2021; Cost $3,034,196)(f)	46,114	5,648,965
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $203,130)(f)	22,570	257,298
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $260,808)(d)(f)	43,468	348,831
Samson Investment Co., Class A	132,022	82,514
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $672,435)(d)(f)	64,960	4,872
Transocean Ltd.(m)	208,610	738,479
Tribune Resources, Inc.(d)	337,847	422,309
Tribune Resources, Inc., Wts., expiring 04/03/2023(d)	87,471	2,187
		22,047,219

Radio & Television-0.51%
iHeartMedia, Inc., Class A(m)	166,688	3,575,458
iHeartMedia, Inc., Class B(d)	42	777
		3,576,235

Retailers (except Food & Drug)-0.05%
Claire’s Stores, Inc.	390	127,725
Toys ’R’ Us-Delaware, Inc.	15	36,297
Vivarte S.A.S.(d)	233,415	145,384
		309,406

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Income Trust

			Shares	Value
Surface Transport-0.08%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $670,459)(f)			8,057	$ 207,468
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/15/2018-02/03/2022; Cost $0)(f)			220,605	70,088
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-02/17/2022; Cost $0)(f)			193,963	82,165
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $704,842)(f)			8,470	218,102
				577,823

Utilities-0.61%
Vistra Corp.			164,114	3,745,082
Vistra Operations Co. LLC, Rts., expiring 12/31/2046			383,614	522,674
				4,267,756
Total Common Stocks & Other Equity Interests (Cost $62,385,319)				59,756,656

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)
U.S. Dollar Denominated Bonds & Notes-4.27%
Air Transport-0.14%
Mesa Airlines, Inc., Class B (d)	5.75%	07/15/2025	$872	962,114

Building & Development-0.44%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/13/2020-11/19/2020; Cost $1,164,509)(f)(n)	5.75%	05/15/2026	1,287	1,274,581
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-12/17/2021; Cost $1,909,745)(f)(n)	4.50%	04/01/2027	1,918	1,791,872
				3,066,453

Business Equipment & Services-0.17%
Advantage Sales & Marketing, Inc. (n)	6.50%	11/15/2028	1,213	1,222,856

Cable & Satellite Television-0.51%
Altice Financing S.A. (Luxembourg) (n)	5.00%	01/15/2028	1,734	1,564,398
Altice France S.A. (France)(n)	5.50%	01/15/2028	594	556,109
Altice France S.A. (France)(n)	5.50%	10/15/2029	554	508,386
Virgin Media Secured Finance PLC (United Kingdom)(n)	4.50%	08/15/2030	1,020	965,940
				3,594,833

Chemicals & Plastics-0.05%
Herens Holdco S.a.r.l. (Luxembourg) (n)	4.75%	05/15/2028	343	321,051

Containers & Glass Products-0.03%
LABL, Inc. (n)	5.88%	11/01/2028	242	232,084

Electronics & Electrical-0.33%
CommScope, Inc. (n)	4.75%	09/01/2029	543	507,230
Diebold Nixdorf, Inc.(n)	9.38%	07/15/2025	1,715	1,777,614
				2,284,844

Food Products-0.20%
Teasdale Foods, Inc. (d)	16.25%	06/18/2026	1,702	1,441,676

Food Service-0.10%
eG Global Finance PLC (United Kingdom) (n)	6.75%	02/07/2025	671	671,842

Health Care-0.07%
Global Medical Response, Inc. (n)	6.50%	10/01/2025	495	486,206

Industrial Equipment-0.79%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy) (n)	7.38%	08/15/2026	5,122	4,952,129
TK Elevator Holdco GmbH (Germany) (Acquired 06/30/2020; Cost $574,000)(f)(n)	7.63%	07/15/2028	574	584,619
				5,536,748

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Leisure Goods, Activities & Movies-0.49%
AMC Entertainment Holdings, Inc. (n)	7.50%	02/15/2029		$3,476	$ 3,427,770

Nonferrous Metals & Minerals-0.02%
SCIH Salt Holdings, Inc. (n)	4.88%	05/01/2028		157	148,969

Publishing-0.45%
McGraw-Hill Education, Inc. (n)	5.75%	08/01/2028		3,329	3,165,296

Radio & Television-0.12%
Diamond Sports Group LLC/Diamond Sports Finance Co. (n)	5.38%	08/15/2026		1,339	545,656
iHeartCommunications, Inc.(n)	4.75%	01/15/2028		322	311,904
					857,560

Telecommunications-0.24%
Windstream Escrow LLC/Windstream Escrow Finance Corp. (n)	7.75%	08/15/2028		1,635	1,652,233

Utilities-0.12%
Calpine Corp. (n)	4.50%	02/15/2028		869	849,461
Total U.S. Dollar Denominated Bonds & Notes (Cost $28,319,183)					29,921,996

Non-U.S. Dollar Denominated Bonds & Notes-4.01%(o)
Automotive-0.06%
Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(n)(p)	4.50%	09/30/2028	EUR	362	399,315

Building & Development-0.14%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(n)(p)	5.00%	01/15/2027	EUR	450	497,697
Haya Real Estate S.A. (Spain) (3 mo. EURIBOR + 5.13%)(n)(p)	5.13%	11/15/2022	EUR	230	196,510
Haya Real Estate S.A. (Spain)(n)	5.25%	11/15/2022	EUR	321	273,617
					967,824

Business Equipment & Services-0.29%
Bach Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(n)(p)	4.25%	10/15/2028	EUR	557	621,586
Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(n)(p)	4.25%	10/30/2028	EUR	1,286	1,440,125
					2,061,711

Cable & Satellite Television-0.24%
Altice Financing S.A. (Luxembourg)(n)	3.00%	01/15/2028	EUR	423	423,186
Altice Finco S.A. (Luxembourg)(n)	4.75%	01/15/2028	EUR	1,292	1,286,397
					1,709,583

Chemicals & Plastics-0.12%
Herens Midco S.a.r.l. (Luxembourg)(n)	5.25%	05/15/2029	EUR	887	846,624

Electronics & Electrical-0.20%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(n)(p)	5.25%	02/15/2029	EUR	1,258	1,403,479

Financial Intermediaries-1.47%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(n)(p)	5.00%	08/01/2024	EUR	2,617	2,786,530
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(n)(p)	6.25%	05/01/2026	EUR	1,168	1,311,688
Garfunkelux Holdco 3 S.A. (Luxembourg)(n)	6.75%	11/01/2025	EUR	1,523	1,719,164
Kane Bidco Ltd. (United Kingdom)(n)	5.00%	02/15/2027	EUR	267	296,269
Kane Bidco Ltd. (United Kingdom)(n)	6.50%	02/15/2027	GBP	334	443,451
Newday Bondco PLC (United Kingdom)(n)	7.38%	02/01/2024	GBP	765	1,024,837
Sherwood Financing PLC (United Kingdom)(n)	4.50%	11/15/2026	EUR	371	397,709
Sherwood Financing PLC (United Kingdom)(n)	6.00%	11/15/2026	GBP	375	478,486
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(n)(p)	4.63%	11/15/2027	EUR	1,652	1,829,151
					10,287,285

Home Furnishings-0.41%
Ideal Standard International S.A. (Belgium)(n)	6.38%	07/30/2026	EUR	529	507,172
Very Group Funding PLC (The) (United Kingdom)(n)	6.50%	08/01/2026	GBP	1,844	2,377,622
					2,884,794

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Leisure Goods, Activities & Movies–0.13%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(n)(p)	4.75%	06/15/2027	EUR	372	$ 416,491
Deuce Finco PLC (United Kingdom)(n)	5.50%	06/15/2027	GBP	372	479,865
					896,356

Lodging & Casinos-0.33%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%)(n)(p)	5.78%	07/15/2025	GBP	1,801	2,333,897

Retailers (except Food & Drug)-0.41%
Douglas GmbH (Germany)(n)	6.00%	04/08/2026	EUR	1,377	1,490,803
Kirk Beauty SUN GmbH (Germany)(n)	8.25%	10/01/2026	EUR	1,326	1,373,151
					2,863,954

Surface Transport-0.21%
Zenith Finco PLC (United Kingdom)(n)	6.50%	06/30/2027	GBP	1,203	1,489,447
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $30,081,729)					28,144,269

			Shares
Preferred Stocks-0.80%(k)
Automotive-0.00%
ThermaSys Corp., Series A, Pfd.(d)				187,840	5,635

Containers & Glass Products-0.06%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020; Cost $302,244)(d)(f)				3,709	446,875

Electronics & Electrical-0.12%
Riverbed Technology, Inc., Pfd.				46,998	622,723
Riverbed Technology, Inc., Pfd.				13,234	175,351
					798,074

Financial Intermediaries-0.00%
RJO Holdings Corp., Series A-2, Pfd.(d)				324	1,622

Oil & Gas-0.13%
McDermott International Ltd., Pfd. (Acquired 12/30/2020; Cost $0)(d)(f)				914,686	594,546
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $258,485)(d)(f)				258,709	174,629
Southcross Energy Partners L.P., Series B, Pfd. (Acquired 01/31/2020; Cost $0)(d)(f)				62,774	131,826
					901,001

Surface Transport-0.49%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018-02/06/2020; Cost $1,496,920)(f)				29,979	771,959
Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,573,543)(f)				31,515	811,511
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $918,945)(f)				39,456	1,085,040
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $645,351)(f)				27,709	761,998
					3,430,508
Total Preferred Stocks (Cost $5,789,107)					5,583,715

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
Municipal Obligations-0.53%
Arizona-0.53%
Arizona (State of) Industrial Development Authority, Series 2022, RB (Acquired 02/22/2022; Cost $3,698,808) (Cost $3,698,808)(f)(n)	0.00%	01/01/2028		$4,109	3,720,851

			Shares
Money Market Funds-4.82%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(q)				11,834,620	11,834,620
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(l)(q)				8,453,573	8,453,573

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Income Trust

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(q)	13,525,280	$13,525,280

Total Money Market Funds (Cost $33,813,515)		33,813,473

TOTAL INVESTMENTS IN SECURITIES(r)-159.08% (Cost $1,135,450,654)		1,115,618,192

BORROWINGS-(29.38)%		(206,000,000)

VARIABLE RATE TERM PREFERRED SHARES-(14.22)%		(99,730,472)

OTHER ASSETS LESS LIABILITIES-(15.48)%		(108,613,438)

NET ASSETS APPLICABLE TO COMMON SHARES-100.00%		$701,274,282

Investment Abbreviations:

EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Rts.	- Rights
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(f)	Restricted security. The aggregate value of these securities at February 28, 2022 was $94,240,619, which represented 13.44% of the Trust’s Net Assets.
(g)	This variable rate interest will settle after February 28, 2022, at which time the interest rate will be determined.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $9,518,508, which represented 1.36% of the Trust’s Net Assets.

(k)	Securities acquired through the restructuring of senior loans.
(l)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$18,573,805	$119,540,421	$(126,279,606)	$-	$-	$11,834,620	$2,611
Invesco Liquid Assets Portfolio, Institutional Class	13,236,148	85,157,014	(89,940,138)	16	533	8,453,573	880
Invesco Treasury Portfolio, Institutional Class	21,227,206	136,617,624	(144,319,550)	-	-	13,525,280	1,123

Investments in Other Affiliates:
USF S&H Holdco LLC	5,801,880	-	-	3,121,636	-	8,923,516	-
Total	$58,839,039	$341,315,059	$(360,539,294)	$3,121,652	$533	$42,736,989	$4,614

(m)	Non-income producing security.
(n)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $59,383,326, which represented 8.47% of the Trust’s Net Assets.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(q)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(r)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Income Trust

The aggregate value of securities considered illiquid at February 28, 2022 was $300,641,112, which represented 42.87% of the Trust’s Net Assets.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

03/14/2022	Barclays Bank PLC	EUR	674,967	USD	763,626	$6,461

03/14/2022	Barclays Bank PLC	GBP	6,150,291	USD	8,323,448	72,011

03/14/2022	BNP Paribas S.A.	GBP	7,350,292	USD	9,933,838	72,441

04/20/2022	BNP Paribas S.A.	GBP	6,662,579	USD	9,016,055	76,074

04/20/2022	Canadian Imperial Bank of Commerce	EUR	27,228,139	USD	31,155,444	567,426

03/14/2022	Goldman Sachs International	EUR	27,138,029	USD	30,692,595	249,672

03/14/2022	Morgan Stanley Bank, N.A.	EUR	27,138,029	USD	30,681,713	238,790

03/14/2022	Morgan Stanley Bank, N.A.	GBP	6,098,496	USD	8,251,696	69,749

03/14/2022	Royal Bank of Canada	EUR	26,732,984	USD	30,203,647	215,096

03/14/2022	Royal Bank of Canada	GBP	329,275	USD	447,257	5,491

04/20/2022	Royal Bank of Canada	EUR	655,048	USD	750,466	14,586

04/20/2022	Royal Bank of Canada	GBP	6,662,553	USD	9,016,240	76,293

04/20/2022	State Street Bank & Trust Co.	EUR	27,227,731	USD	31,171,668	584,108

04/20/2022	State Street Bank & Trust Co.	GBP	6,662,553	USD	9,016,465	76,519

04/20/2022	Toronto Dominion Bank	EUR	27,228,139	USD	31,177,581	589,563

Subtotal–Appreciation						2,914,280

Currency Risk

03/14/2022	BNP Paribas S.A.	USD	9,059,509	GBP	6,693,049	(79,890)

04/20/2022	BNP Paribas S.A.	USD	2,283,062	EUR	2,000,000	(36,268)

03/14/2022	Canadian Imperial Bank of Commerce	USD	31,121,763	EUR	27,228,139	(577,756)

03/14/2022	Royal Bank of Canada	USD	8,957,681	GBP	6,617,653	(79,217)

03/14/2022	State Street Bank & Trust Co.	USD	31,137,905	EUR	27,227,731	(594,357)

03/14/2022	State Street Bank & Trust Co.	USD	8,957,920	GBP	6,617,652	(79,456)

03/14/2022	Toronto Dominion Bank	USD	31,143,682	EUR	27,228,139	(599,675)

Subtotal-Depreciation						(2,046,619)

Total Forward Foreign Currency Contracts						$867,661

Abbreviations:

EUR -Euro

GBP -British Pound Sterling

USD -U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Income Trust

Consolidated Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $1,094,536,846)	$ 1,072,881,203
Investments in affiliates, at value (Cost $40,913,808)	42,736,989
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,914,280
Foreign currencies, at value (Cost $10,698,662)	10,686,290
Receivable for:
Investments sold	109,605,052
Dividends	1,090
Interest	9,466,842
Investments matured, at value (Cost $18,818,653)	3,059,457
Investment for trustee deferred compensation and retirement plans	35,177
Other assets	325,758
Total assets	1,251,712,138

Liabilities:
Variable rate demand preferred shares, at liquidation preference ($0.01 par value, 1,000 shares issued with liquidation preference of $100,000 per share)	99,730,472
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,046,619
Payable for:
Borrowings	206,000,000
Investments purchased	188,230,468
Dividends	69,877
Amount due custodian	3,423,679
Accrued fees to affiliates	237,964
Accrued interest expense	306,610
Accrued trustees’ and officers’ fees and benefits	3,936
Accrued other operating expenses	131,868
Trustee deferred compensation and retirement plans	35,177
Unfunded loan commitments	50,221,186
Total liabilities	550,437,856
Net assets applicable to common shares	$ 701,274,282

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$882,136,134

Distributable earnings (loss)	(180,861,852)

$701,274,282

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	153,030,736

Net asset value per common share	$4.58

Market value per common share	$4.36

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Income Trust

Consolidated Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$54,042,620

Dividends	283,726

Dividends from affiliates	4,614

Other income	186,504

Total investment income	54,517,464

Expenses:
Advisory fees	8,455,119

Administrative services fees	1,994,363

Interest, facilities and maintenance fees	4,246,708

Transfer agent fees	24,725

Trustees’ and officers’ fees and benefits	27,911

Registration and filing fees	127,566

Reports to shareholders	34,063

Professional services fees	354,519

Other	(140,131)

Total expenses	15,124,843

Less: Fees waived	(7,944)

Net expenses	15,116,899

Net investment income	39,400,565

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,329,680)

Affiliated investment securities	533

Foreign currencies	(274,267)

Forward foreign currency contracts	7,262,207

(4,341,207)

Change in net unrealized appreciation of:
Unaffiliated investment securities	9,444,514

Affiliated investment securities	3,121,652

Foreign currencies	910,818

Forward foreign currency contracts	839,585

14,316,569

Net realized and unrealized gain	9,975,362

Net increase in net assets resulting from operations applicable to common shares	$49,375,927

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Income Trust

Consolidated Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$39,400,565	$32,861,086

Net realized gain (loss)	(4,341,207)	(28,793,228)

Change in net unrealized appreciation	14,316,569	29,554,950

Net increase in net assets resulting from operations applicable to common shares	49,375,927	33,622,808

Distributions to common shareholders from distributable earnings	(47,852,711)	(34,009,083)

Return of capital applicable to common shares	-	(5,931,939)

Total distributions	(47,852,711)	(39,941,022)

Net increase (decrease) in common shares of beneficial interest	(45,812)	(16,265)

Net increase (decrease) in net assets applicable to common shares	1,477,404	(6,334,479)

Net assets applicable to common shares:
Beginning of year	699,796,878	706,131,357

End of year	$701,274,282	$699,796,878

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Senior Income Trust

Consolidated Statement of Cash Flows

For the year ended February 28, 2022

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$49,375,927

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(882,095,758)

Proceeds from sales of investments	854,028,478

Proceeds from sales of short-term investments, net	(28,755,403)

Amortization of premium on investment securities	1,326,399

Accretion of discount on investment securities	(4,498,675)

Net realized loss from investment securities	11,329,680

Net change in unrealized appreciation on investment securities	(12,566,150)

Net change in unrealized appreciation of forward foreign currency contracts	(839,585)

Change in operating assets and liabilities:

Increase in receivables and other assets	(2,867,075)

Increase in accrued expenses and other payables	144,921

Net cash provided by (used in) operating activities	(15,417,241)

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(47,853,620)

Increase in payable for amount due custodian	3,423,679

Proceeds from borrowings	148,500,000

Repayment of borrowings	(120,000,000)

Disbursements from shares of beneficial interest reacquired	(45,812)

Net cash provided by (used in) financing activities	(15,975,753)

Net decrease in cash and cash equivalents	(31,392,994)

Cash and cash equivalents at beginning of period	75,892,757

Cash and cash equivalents at end of period	$44,499,763

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$16,520

Cash paid during the period for interest, facilities and maintenance fees	$4,133,702

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Senior Income Trust

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,		Year Ended February 29,	Years ended February 28,

	2022	2021	2020	2019	2018

Net asset value per common share, beginning of period	$4.57	$4.61	$4.79	$4.91	$4.93

Net investment income(a)	0.26	0.21	0.26	0.23	0.23

Net gains (losses) on securities (both realized and unrealized)	0.06	0.01	(0.17)	(0.09)	0.00

Total from investment operations	0.32	0.22	0.09	0.14	0.23

Less:
Dividends paid to common shareholders from net investment income	(0.31)	(0.22)	(0.27)	(0.26)	(0.22)

Return of capital	–	(0.04)	–	–	(0.03)

Total distributions	(0.31)	(0.26)	(0.27)	(0.26)	(0.25)

Net asset value per common share, end of period	$4.58	$4.57	$4.61	$4.79	$4.91

Market value per common share, end of period	$4.36	$4.17	$4.03	$4.24	$4.40

Total return at net asset value(b)	7.62%	6.49%	2.65%	3.83%	5.32%

Total return at market value(c)	12.30%	11.16%	1.38%	2.57%	(1.42)%

Net assets applicable to common shares, end of period (000’s omitted)	$701,274	$699,797	$706,131	$862,231	$883,245

Portfolio turnover rate(d)	86%	71%	63%	45%	60%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:

With fee waivers and/or expense reimbursements	2.13%	2.39%	3.17%	3.08%	2.64%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.53%	1.65%	1.66%	1.62%	1.61%

Without fee waivers and/or expense reimbursements	2.13%	2.39%	3.17%	3.08%	2.64%

Ratio of net investment income to average net assets	5.55%	5.07%	5.54%	4.84%	4.66%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000	$100,000	$125,000	$125,000	$75,000

Asset coverage per $1,000 unit of senior indebtedness(e)	$4,890	$5,506	$4,323	$4,611	$4,275

Total borrowings (000’s omitted)	$206,000	$177,500	$250,000	$273,250	$292,500

Asset coverage per preferred share(f)	$801,274	$799,797	$664,905	$789,785	$1,277,659

Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average units outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)

Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(f)

Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco Senior Income Trust

Notes to Consolidated Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust may participate in direct lending opportunities through its indirect investment in the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. Effective April 27, 2021, the Trust may invest up to 60% of its total net assets in the Loan Origination Trust. Prior to April 27, 2021, the Trust could invest up to 25% of its total net assets in the Loan Origination Trust. The accompanying consolidated financial statements reflect the financial position of the Trust and its Loan Origination Trust and the results of operations on a consolidated basis.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its consolidated financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

34	Invesco Senior Income Trust

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. Effective April 1, 2022, the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan may be amended or terminated at any time by the Board.

E.

Federal Income Taxes – The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and/or LLC. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

35	Invesco Senior Income Trust

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk – The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Trust could result in losses to the Trust.

P.

Leverage Risk – The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Q.

Other Risks - The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Trust that holds securities of that entity will be adversely impacted.

In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to

36	Invesco Senior Income Trust

originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.

R.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s consolidated financial statements for purposes of GAAP.) Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $7,944.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2022, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$628,684,677	$325,992,555	$954,677,232
Common Stocks & Other Equity Interests	13,580,734	18,641,520	27,534,402	59,756,656
U.S. Dollar Denominated Bonds & Notes	–	27,518,206	2,403,790	29,921,996
Non-U.S. Dollar Denominated Bonds & Notes	–	28,144,269	–	28,144,269
Preferred Stocks	–	4,228,582	1,355,133	5,583,715
Municipal Obligations	–	3,720,851	–	3,720,851
Money Market Funds	33,813,473	–	–	33,813,473
Total Investments in Securities	47,394,207	710,938,105	357,285,880	1,115,618,192

Other Investments—Assets*
Investments Matured	–	–	3,059,457	3,059,457
Forward Foreign Currency Contracts	–	2,914,280	–	2,914,280
	–	2,914,280	3,059,457	5,973,737

37	Invesco Senior Income Trust

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(2,046,619)	$–	$(2,046,619)

Total Other Investments	–	867,661	3,059,457	3,927,118

Total Investments	$47,394,207	$711,805,766	$360,345,337	$1,119,545,310

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2022:

	Value 02/28/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 02/28/22
Variable Rate Senior Loan Interests	$182,942,239	$188,689,929	$(44,606,089)	$1,013,330	$312,566	$(230,464)	$8,840,218	$(10,969,174)	$325,992,555
Common Stocks & Other Equity Interests	13,757,913	9,148,011	(1,746,033)	-	66,968	6,126,480	243,814	(62,751)	27,534,402
Investments Matured	650,840	3,062,317	(1,118,806)	-	(2,135,013)	2,600,119	-	-	3,059,457
U.S. Dollar Denominated Bonds & Notes	2,905,529	259,097	(498,000)	-	-	(262,836)	-	-	2,403,790
Preferred Stocks	230,863	-	(14,090)	-	12,837	205,178	920,345	-	1,355,133
Total	$200,487,384	$201,159,354	$(47,983,018)	$1,013,330	$(1,742,642)	$8,438,477	$10,004,377	$(11,031,925)	$360,345,337

* Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Keg Logistics LLC, Term Loan A	$25,726,150	Loan Origination Value	Original Cost	N/A	98.5% of par	(a)
FDH Group Acquisition, Inc., Term Loan A	21,790,642	Loan Origination Value	Original Cost	N/A	98% of par	(a)
Lightning Finco Ltd., Term Loan B-1	16,954,519	Loan Origination Value	Original Cost	N/A	98% of par	(a)
Muth Mirror Systems LLC, Term Loan	16,944,371	Valuation Service	N/A	N/A	N/A	(b)
Boeing Co., Revolver Loan	15,964,768	Valuation Service	N/A	N/A	N/A	(c)
Teasdale Foods, Inc., Term Loan B	13,978,135	Valuation Service	N/A	N/A	N/A	(b)
Groundworks LLC, First Lien Incremental Term Loan	12,142,127	Valuation Service	N/A	N/A	N/A	(b)

(a)

The Trust fair values certain investments in direct loan financings at the loan origination price. The Adviser periodically reviews the consolidated financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(b)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

(c)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$2,914,280
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$2,914,280

38	Invesco Senior Income Trust

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(2,046,619)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(2,046,619)

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$ 78,472	$ –	$78,472	$–	$–	$78,472

BNP Paribas S.A.	148,515	(116,158)	32,357	–	–	32,357

Canadian Imperial Bank of Commerce	567,426	(577,756)	(10,330)	–	–	(10,330)

Goldman Sachs International	249,672	–	249,672	–	–	249,672

Morgan Stanley Bank, N.A.	308,539	–	308,539	–	–	308,539

Royal Bank of Canada	311,466	(79,217)	232,249	–	–	232,249

State Street Bank & Trust Co.	660,627	(673,813)	(13,186)	–	–	(13,186)

Toronto Dominion Bank	589,563	(599,675)	(10,112)	–	–	(10,112)

Total	$2,914,280	$(2,046,619)	$867,661	$–	$–	$867,661

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Consolidated Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$7,262,207
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	839,585
Total	$8,101,792

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$314,439,204

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowings

The Trust has entered into a $275 million revolving credit and security agreement, which will expire on October 31, 2022. The revolving credit and security agreement is secured by the assets of the Trust. The Trust is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowings under the revolving credit and security agreement was $185,419,178 with an average interest rate of 1.05%. The carrying amount of the Trust’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

39	Invesco Senior Income Trust

NOTE 7–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2022. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

ABG Intermediate Holdings 2 LLC	Term Loan B-3	$ 525,594	$ (99)

athenahealth, Inc.	Delayed Draw Term Loan B	1,076,104	(3,109)

Boeing Co.	Revolver Loan	15,838,380	126,388

BrightPet	Delayed Draw Term Loan	1,109,127	21,421

BrightPet	Revolver Loan	302,172	6,004

Brook & Whittle Holding Corp.	Delayed Draw Term Loan	166,700	93

Crown Finance US, Inc.	Revolver Loan	15,766	(227)

CV Intermediate Holdco Corp.	Revolver Loan	1,159,657	5,769

DexKo Global, Inc.	Delayed Draw Term Loan	25,595	(266)

Dun & Bradstreet Corp. (The)	Revolver Loan	3,254,735	0

Grandir	Delayed Draw Term Loan	75,027	(3,094)

Groundworks LLC	First Lien Incremental Revover Loan	474,196	5,300

IAP Worldwide Services, Inc.	Revolver Loan	1,794,337	0

Icebox Holdco III, Inc.	Delayed Draw Term Loan	335,242	(2,305)

Kantar	Revolver Loan	2,738,862	21,138

Keg Logistics LLC	Revolver Loan	2,233,449	(1,502)

Lamark Media Group LLC	Delayed Draw Term Loan	1,629,960	0

Lamark Media Group LLC	Revolver Loan	592,065	(390)

LendingTree, Inc.	First Lien Term Loan B	1,391,123	14,208

McDermott International Ltd.	LOC	3,644,503	(637,788)

Muth Mirror Systems LLC	Revolver Loan	1,518,761	(47,736)

NAS LLC	Revolver Loan	683,012	10,012

Novae LLC	Delayed Draw Term Loan	348,366	(1,960)

Royal Caribbean Cruises	Revolver Loan	2,144,956	31,527

Royal Caribbean Cruises	Revolver Loan	1,004,887	13,728

Royal Caribbean Cruises	Revolver Loan	3,919,326	(93,516)

Southcross Energy Partners L.P.	Revolver Loan	70,174	(1,754)

Thermostat Purchaser III, Inc.	First Lien Delayed Draw Term Loan	146,028	(730)

Transtar Industries, Inc.	Delayed Draw Term Loan	1,116,680	24,919

USF S&H Holdco LLC	Term Loan A	886,402	8,521

		$50,221,186	$(505,448)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$47,852,711	$34,009,083
Ordinary income-tax-exempt VRDP shares	211,139	598,417
Return of capital	–	5,931,939
Total distributions	$48,063,850	$40,539,439

*	Includes short-term capital gain distributions, if any.

40	Invesco Senior Income Trust

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$2,003,274

Net unrealized appreciation (depreciation) - investments	(38,986,971)

Net unrealized appreciation - foreign currencies	466,089

Temporary book/tax differences	(18,297)

Capital loss carryforward	(144,325,947)

Shares of beneficial interest	882,136,134

Total net assets	$701,274,282

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$14,411,173	$129,914,774	$144,325,947

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2022 was $924,276,188 and $913,148,918, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$36,985,670

Aggregate unrealized (depreciation) of investments	(75,972,641)

Net unrealized appreciation (depreciation) of investments	$(38,986,971)

Cost of investments for tax purposes is $1,158,532,281.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on February 28, 2022, undistributed net investment income was increased by $9,287,208, undistributed net realized gain (loss) was decreased by $9,286,991 and shares of beneficial interest was decreased by $217. This reclassification had no effect on the net assets of the Trust.

NOTE 11–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 28,	February 28,
	2022	2021
Beginning shares	153,030,736	153,030,736
Shares issued through dividend reinvestment	–	–
Tender offer purchase	0	0
Ending shares	153,030,736	153,030,736

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12–Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

41	Invesco Senior Income Trust

At the year ended February 28, 2022, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$3,644,503	$3,006,715

NOTE 13–Variable Rate Demand Preferred Shares

On June 14, 2018, the Trust issued 1,250 Series W-7 VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRDP Shares were used to redeem all of the Trust’s outstanding Variable Rate Term Preferred Shares. VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. The Trust is required to redeem all outstanding VRDP Shares on June 1, 2028, unless earlier redeemed or repurchased. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. On June 17, 2020, the Trust redeemed 250 Series W-7 VRDP Shares, with a liquidation preference of $100,000 per share, to pay holders who surrendered their shares for payment on such date, the redemption price, including accumulated but unpaid dividends, in connection with the partial redemption. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the transfer of the VRDP Shares that are recorded as a deferred charge and are being amortized over a period of ten years to June 1, 2028. Amortization of these costs is included in Interest, facilities and maintenance fees on the Consolidated Statement of Operations, and the unamortized balance is included in the value of Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities.

Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 28, 2022, the dividend rate is equal to the USD LIBOR interest rate plus a spread of 0.15%, which is based on the short-term credit rating assigned to the VRDP Shares by Moody’s Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the year ended February 28, 2022 were $100,000,000 and 0.21%, respectively.

The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities. The fair value of VRDP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRDP Shares, and therefore the “spread” on the VRDP Shares (determined in accordance with the VRDP Shares’ governing document) remains unchanged. At period-end, the Trust’s Adviser has determined that fair value of VRDP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially and/or the credit rating assigned to the VRDP Shares is downgraded. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of Interest, facilities and maintenance fees on the Consolidated Statement of Operations.

NOTE 14–Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2022:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2022	$0.0210	March 15, 2022	March 31, 2022
April 1, 2022	$0.0260	April 18, 2022	April 29, 2022

42	Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Income Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Income Trust and its subsidiaries (the “Trust”) as of February 28, 2022, the related consolidated statements of operations and cash flows for the year ended February 28, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Senior Income Trust

DISTRIBUTION NOTICE

March 2022

INVESCO HIGH INCOME TRUST II - Common Shares - Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares - Cusip: 46131H107

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Funds’ annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

    Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

    Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. The VVR Plan and VLT Plan are collectively referred to herein as the “Plans.”

    The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

	March 2022
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
Fund	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0552	57.26%	$0.0000	0.00%	$0.0412	42.74%	$0.0964
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2022*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
Fund	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution
Invesco High Income Trust II	$0.5516	47.68%	$0.0000	0.00%	$0.6052	53.32%	$1.1568
Invesco Senior Income Trust	$0.2124	84.29%	$0.0000	0.00%	$0.0396	15.71%	$0.2520

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2022 will be made after the end of the year.

    The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

    Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

44	Invesco Senior Income Trust

Fund Performance and Distribution Rate Information:

	Fiscal Year-to-date March 1, 2021 to February 28, 2022			Five-year period ending February 28, 2022
Fund	FYTD Cumulative Total Return[1]	Cumulative Distribution Rate[2]	Current Annualized Distribution Rate[3]	Average Annual Total Return[4]
Invesco High Income Trust II	0.58%	8.31%	8.32%	4.92%
Invesco Senior Income Trust	8.11%	6.81%	5.49%	5.22%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2021 through February 28, 2022) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 28, 2022.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2022.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending February 28, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

In order to comply with the requirements of Section 19 of the Investment Company Act of 1940, each Fund will provide its shareholders of record on the record date with a 19(a) Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed-end Fund may call Invesco at 800-983-0903.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive, and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.6 trillion in assets on behalf of clients worldwide as of December 31, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

–Invesco–

45	Invesco Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	2.01%
Corporate Dividends Received Deduction*	2.01%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	85.08%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	50.74%

**The	above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

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Additional Information

Investment Objective, Policies and Principal Risks of the Trust

Recent Changes

The following information is a summary of certain changes since the end of the Trust’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Approval of Managed Distribution Plan

Subsequent to the end of the Trust’s most recently completed fiscal year, on March 23, 2022, the Board of the Trust approved an increase to the monthly dividend paid under the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share, effective April 1, 2022. Previously under the Plan, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Trust’s intended monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosures” for more information regarding the Plan.

Changes to Investment Policies

During the Trust’s most recently completed fiscal year, on April 27, 2021, the Board approved the ability of the Trust to invest up to 60% of its net assets in originated loans. Previously, the Trust limited such investments to 25% of net assets.

Except as noted above, during the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objective

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Policies of the Trust

The Trust invests primarily in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”).

In normal market conditions, at least 80% of the Trust’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers. In complying with this 80% investment requirement, the Trust may invest in derivatives and other instruments that have economic characteristics similar to the Trust’s direct investments that are counted toward the 80% investment requirement.

The Trust may invest in the Senior Loans of non-U.S. issuers. The Trust’s investments in Senior Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments.

The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Trust’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Trust may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. The actual remaining maturity of the Trust’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Trust’s portfolio.

In normal market conditions, the Trust may invest up to 20% of its total assets in any combination of (1) equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock)., (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Trust’s total assets that normally will be invested in Senior Loans.

The Trust may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral.

The Trust may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”)

or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as “junk bonds.” The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

The Trust may invest up to 100% of its assets in Participations. The Trust will only acquire Participations if the Lender selling the Participation, and any other persons positioned between the Trust and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P Global Ratings (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.1

The Trust ordinarily will purchase a Participation only if, at the time of such purchase, the Trust believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Trust does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Trust is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Trust (a “Designated Custodian”).

The Trust may also purchase Assignments from Lenders.

The Trust will never act as the Agent or principal negotiator or administrator of a Senior Loan.

The Trust will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s) or determined by the Adviser to be of comparable quality. Further, the Trust will not purchase interests in Senior Loans unless such Agent, Lender or positioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.

A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Trust currently intends to reserve against such

47	Invesco Senior Income Trust

contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust’s total assets or would cause the Trust to fail to meet 1940 Act diversification requirements.

Structured Products and Derivatives. The Trust also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Trust’s policy of normally investing at least 80% of its total assets in Senior Loans. Collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. A credit-linked note is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

The Trust may invest in credit default swaps (“CDS”) to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Trust buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Trust sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Trust is subject to the 10% limitation described herein on structured products.

The Trust may use other derivative instruments (including swaps and forward currency contracts) for a variety of purposes, including hedging, risk management, portfolio management or to earn income.

The Trust can use currency futures and currency swaps to hedge its exposure to foreign currencies and engage to a greater extent in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Trust can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

Direct Loan Origination. The Trust may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries (each, a

“Subsidiary”). The Trust may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more NRSRO or the Adviser to be below investment grade. The loans the Trust originates may vary in maturity and/or duration. The Trust is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. Currently, the Trust participates in direct lending opportunities through its indirect investment in the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its net assets in originated loans.

Co-Investment. The Trust may co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Trust by the SEC. The Trust may co-invest with its affiliates in Senior Loans, including Senior Loans directly originated by the Trust or its affiliates and may also engage in direct origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.

Preferred Shares. The Trust may issue preferred shares as leverage. The Trust currently utilizes VRDP Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VRDP Shares, see Note 13 in “Notes to Consolidated Financial Statements.”

Borrowing and Leverage. The Trust currently utilizes leverage in the form of borrowings through a credit facility in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Investment Process. In selecting investments for the Trust, the portfolio managers evaluate overall investment opportunities and risks among the types of investments the Trust can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Trust’s portfolio. They evaluate information about borrowers from their own research or research supplied by rating organizations, agent banks or other sources and select only those loans that they believe are likely to pay the interest and repay the principal when it becomes due. The portfolio managers consider many factors, including, among others:

∎ the borrower’s past and expected future financial performance;

∎ the experience and depth of the borrower’s management;

∎ the status of the borrower’s industry and its position in that industry;

∎ the collateral for the loan or other debt security;

∎ the borrower’s assets and cash flows; and

∎ the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Trust. The credit research process utilized by the Trust to implement its investment strategy in pursuit of its investment objective considers factors that include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer.

There can be no assurance that the portfolio managers’ analysis will identify all of the factors that may impair the value of a Senior Loan or other investment.

Principal Risks of Investing in the Trust

As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:

LIBOR Transition Risk. The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. In connection with the transition, on March 5, 2021 the UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates. Additionally, key regulators have instructed banking institutions to cease entering into new contracts that reference these USD LIBOR settings after December 31, 2021, subject to certain limited exceptions.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Trust could result in losses to the Trust.

Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to

48	Invesco Senior Income Trust

the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.

COVID-19. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

Debt Securities Risk. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Risks of Senior Loans and Other Loans. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Trust will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Trust may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral maybe used to pay other outstanding obligations of the borrower. The Trust’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Trust has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.

Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Trust to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans is expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interest rates do and therefore should more closely track market movements in interest rates. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Trust; (ii) leave the Trust unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Trust from realizing the proceeds of a sale of a loan; (iv) inhibit the Trust’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Trust more exposed to price fluctuations); (v) prevent the Trust from timely collecting principal and interest payments; and (vi) expose the Trust to adverse tax or regulatory consequences.

To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Trust may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Trust undertakes such measures, the Trust’s ability to pay redemption proceeds in a timely manner, as well as the Trust’s performance, may be adversely affected.

If the Trust invests in a loan via a participation, the Trust will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan(and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Trust has to the creditworthiness of the borrower.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Risk of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.

High Yield Debt Securities (Junk Bond) Risk. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline.

Financial Services Sector Risk. The Trust may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their

49	Invesco Senior Income Trust

profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Loan Origination Risks. In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.

Valuation Risk. Different types of assets may be used as collateral for the Trust’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the Trust’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Trust funds, the Trust may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Trust or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Trust may have difficulty disposing of the assets used as collateral for a loan.

Regulatory Risk. Various state licensing requirements could apply to the Trust with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Trust’s (or its Subsidiary’s) or the Adviser’s license, which in turn could require the Trust to divest assets located in or secured by real property located in that state. To the extent the Trust (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Trust could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Subsidiary Risk. By investing through one or more Subsidiaries, if any, the Trust is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Trust). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Trust will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Trust and its status as a regulated investment company, could result in the inability of the Trust and/or the Subsidiary to operate as described herein and could adversely affect the Trust.

Investments in Middle-Market Companies. Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Trust to react quickly to negative economic or political developments.

    Conflicts of Interest Risk Related to Co-Investing. The Adviser and certain of its affiliates may experience conflicts of interest in connection with co-investment transactions. The Exemptive Order imposes various conditions on the Trust and the Adviser intended to ensure that any co-investment transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:

∎ The Adviser may be incentivized to pursue a co-investment transaction for reputational or other reasons that are not directly advantageous to the Trust. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment transaction with the Trust, in which case the Adviser might be incentivized to recommend that the Trust participate in riskier co-investment transactions than would be the case if the Trust was the only participant.

∎ By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Trust investments that otherwise might have been purchased or be restricted from selling certain Trust investments that might otherwise have been sold at the time.

Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings. The Trust’s portfolio investments may include loans that are not publicly traded and for which no market based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the Trust’s valuation procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in the Trust’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Trust’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Trust’s fair value determinations may cause the Trust’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Trust will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.

Credit Risk. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced

50	Invesco Senior Income Trust

revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.

Liquidity Risk. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements is typically is less active than the market for publicly-traded securities. Rule 144A and other exempt securities, which are also known as privately issued securities, carry the risk that their liquidity may become impaired and the Trust may be unable to dispose of the securities at a desirable time or price.

Preferred Shares. The primary risk associated with the Trust’s issuance of preferred shares, such as the VRDP Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the preferred shares remains unchanged. Fluctuations in the dividend rates on the VRDP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VRDP Shares, see Note 13 in “Notes to Consolidated Financial Statements.”

Foreign Securities Risk. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Trust has hedged its foreign currency risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts, if used by the Trust, could reduce performance if there are unanticipated changes in currency exchange rates.

Risks of Structured Products. The Trust may invest in structured products, CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Trust as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general and those fluctuations may affect the value of the Trust’s portfolio. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other. A variety of factors, including, but not limited to, poor earnings reports, loss of customers, litigation, unfavorable performance and changes in government regulations, can negatively affect the price of a particular company’s stock. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry) their share values may fluctuate more in response to events affecting the market for that type of security. Common stock represents an ownership interest in a company.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred

51	Invesco Senior Income Trust

stock may be less attractive, which may cause the price of preferred stock to decline.

Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. The conversion feature of convertible securities generally causes the market value of convertible securities to rise and fall when the value of the underlying common stock rises and falls. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Warrants, Equity Securities and Junior Debt Securities of the Borrower. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Risks of Borrowing and Leverage. Borrowing for leverage will subject the Trust to greater costs (for interest payments to the lenders, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Trust’s yield, especially if the cost of borrowing to buy investments exceeds the yield on the investments purchased with the proceeds of a loan. Using leverage may also make the Trust’s share price more sensitive, i.e. volatile, than if the Trust did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio investments. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations to the lenders.

Distribution Risk. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.

Management Risk. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.

[1]

A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

52	Invesco Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Senior Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent	Investment Sub-Adviser
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Invesco Senior Secured Management, Inc. 225 Liberty Street New York, NY 10281

Counsel to the Independent Trustees
Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001

T-6	Invesco Senior Income Trust

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-08743	VK-CE-SINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate held a financial interest directly in an investment company within the Invesco Funds Investment Company Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the audit services performed by the individual were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit, the financial interest was not material to the net worth of the individual or his respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or the individual ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021
Audit Fees	$111,666	$103,075
Audit-Related Fees	$0	$0
Tax Fees(1)	$36,420	$31,398
All Other Fees	$0	$0

Total Fees	$148,086	$134,473

(1)

Tax Fees for the fiscal years ended February 28, 2022 and February 28, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$801,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$801,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service;

and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,931,000 for the fiscal year ended February 28, 2022 and $6,219,000 for the fiscal year ended February 28, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,768,420 for the fiscal year ended February 28, 2022 and $6,951,398 for the fiscal year ended February 28, 2021.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy services team is responsible for operational implementation, including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated global proxy services team which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

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In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

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In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

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In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

•	In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global proxy services team. These criteria are monitored and updated periodically by the global proxy services team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

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Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law but not operationally possible, Invesco will not vote the shares.

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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.

H.	Use of Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global proxy services team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, global proxy services team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

Our good governance principles are divided into six key themes that Invesco endorses:

A.	Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.

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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

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We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

C.	Board Composition and Effectiveness

Director election process: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•	We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.

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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

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We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.

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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•

With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant climate-related risks;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•	Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social issues: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco European RR L.P

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2022, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2022 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Senior Income Trust
Scott Baskind	None
Thomas Ewald	None
Philip Yarrow	None

Assets Managed

The following information is as of February 28, 2022 (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
	Invesco Senior Income Trust
Scott Baskind	4	$10,477.6	6	$8,746.5	18	$7,178.8
Thomas Ewald	5	$9,006.0	5	$8,435.9	17	$6,972.3
Philip Yarrow	5	$9,006.0	5	$8,435.9	18	$7,178.8

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Canada[2] Invesco Deutschland[2] Invesco Hong Kong[2] Invesco Asset Management[2] Invesco India[2] Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2, [3] Invesco Capital2,[4]	Not applicable
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 6, 2022